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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21734

PIMCO Global StocksPLUS® & Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2012

Date of reporting period:	December 31, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2011 (unaudited)

Principal
Amount
(000s)		Value*
MORTGAGE-BACKED SECURITIES—73.5%
	Banc of America Funding Corp., CMO,
$309	0.505%, 7/20/36, FRN	$234,525
1,051	2.735%, 12/20/34, VRN	624,536
2,435	5.622%, 3/20/36, FRN (i)	1,864,073
628	5.846%, 1/25/37, VRN	373,939
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
	5.351%, 3/11/41, CMO, VRN (a)(d)	1,245,926
104	Banc of America Mortgage Securities, Inc., 6.00%, 7/25/46, CMO	103,312
756	BCAP LLC Trust, 6.25%, 11/26/36, CMO (a)(d)	750,847
3,000	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a)(d)(i)	2,898,789
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, VRN,
505	2.727%, 3/25/35 (i)	390,924
1,379	2.853%, 2/25/34 (i)	1,180,180
2,214	5.505%, 8/25/47 (i)	1,597,520
992	5.667%, 7/25/36	627,755
	Bear Stearns Alt-A Trust, CMO, VRN,
649	2.510%, 4/25/35	403,887
250	2.690%, 11/25/35	137,857
369	2.772%, 9/25/35	233,803
	Bear Stearns Commercial Mortgage Securities, CMO, VRN (i),
1,300	5.628%, 3/13/40 (a)(d)	1,158,279
1,000	5.694%, 6/11/50	1,105,785
1,000	5.748%, 2/11/41 (a)(d)	768,520
	Bear Stearns Structured Products, Inc., CMO, VRN,
1,733	2.553%, 1/26/36	1,019,377
604	3.618%, 12/26/46	357,941
1,508	CBA Commercial Small Balance Commercial Mortgage,
	5.54%, 1/25/39, CMO (a)(d)	604,458
	CC Mortgage Funding Corp., CMO, FRN (a)(d),
127	0.594%, 8/25/35	79,936
21	0.634%, 10/25/34	17,352
1,109	Charlotte Gateway Village LLC, 6.41%, 12/1/16, CMO (a)(d)	1,085,994
1,600	Chase Commercial Mortgage Securities Corp., 6.65%, 7/15/32, CMO (a)(d)	1,581,808
178	Citicorp Mortgage Securities, Inc., 6.50%, 2/25/24, CMO	177,262
1,547	Citigroup Mortgage Loan Trust, Inc., 2.837%, 3/25/37, CMO, VRN (i)	912,676
1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust,
	5.225%, 7/15/44, CMO, VRN	743,685
	Countrywide Alternative Loan Trust, CMO,
1,713	0.495%, 5/20/46, FRN	783,509
335	0.534%, 12/25/46, FRN	88,690
2,064	0.624%, 10/25/35, FRN (i)	973,878
4,151	0.644%, 5/25/36, FRN (i)	1,956,222
605	4.796%, 2/25/37, VRN	350,051
16	5.25%, 8/25/35	16,276
554	5.302%, 10/25/35, VRN	322,047
1,423	5.50%, 8/25/34 (i)	1,095,257
76	5.50%, 2/25/36	48,843
1,273	5.50%, 3/25/36 (i)	826,703
202	6.25%, 9/25/34	200,506
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
397	0.534%, 3/25/36, FRN	217,278
1,757	0.614%, 3/25/35, FRN (i)	995,698

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2011 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$283	0.684%, 2/25/35, FRN	$112,273
313	2.442%, 10/20/35, VRN	175,798
697	2.795%, 8/25/34, VRN	500,628
740	3.436%, 3/25/37, VRN	320,309
1,602	5.096%, 10/20/35, VRN (i)	1,093,128
573	5.206%, 10/20/35, VRN	390,333
217	5.50%, 8/25/35	203,211
297	6.00%, 3/25/36	43,962
2,600	Credit Suisse First Boston Mortgage Securities Corp.,
	5.745%, 12/15/36, CMO, VRN (a)(d)(i)	2,008,778
	Credit Suisse Mortgage Capital Certificates, CMO,
900	5.467%, 7/18/16, VRN (a)(d)	888,706
479	6.00%, 11/25/36	415,480
2,000	6.205%, 2/15/41, VRN (i)	2,165,339
611	Falcon Franchise Loan LLC, 4.856%, 1/5/25, CMO (a)(d)	595,411
1,035	First Horizon Alternative Mortgage Securities,
	2.223%, 11/25/36, CMO, FRN	466,438
2,175	First Horizon Asset Securities, Inc., 3.349%, 1/25/37, CMO, FRN (i)	1,476,212
	GE Capital Commercial Mortgage Corp., CMO, VRN,
1,000	5.138%, 7/10/45 (a)(d)	695,181
1,000	5.144%, 5/10/43	700,958
343	GMAC Mortgage Corp. Loan Trust, 3.125%, 6/25/34, CMO, FRN	286,005
	GSR Mortgage Loan Trust, CMO,
374	2.685%, 9/25/35, FRN (i)	326,965
409	2.714%, 5/25/35, VRN	271,450
689	2.859%, 4/25/35, VRN	490,684
481	5.50%, 6/25/36	413,374
	Harborview Mortgage Loan Trust, CMO,
46	0.585%, 4/19/34, FRN	37,709
231	2.526%, 11/19/34, FRN	129,591
94	2.776%, 2/25/36, VRN	60,158
97	5.249%, 8/19/36, VRN	63,205
1,099	5.538%, 6/19/36, VRN	600,711
1,046	HSBC Asset Loan Obligation, 3.333%, 1/25/37, CMO, VRN	530,598
3	Impac CMB Trust, 0.934%, 10/25/33, CMO, FRN	2,132
	Indymac Index Mortgage Loan Trust, CMO, FRN,
3,248	0.564%, 6/25/37	434,880
94	0.574%, 3/25/35	56,626
522	4.518%, 6/25/37	237,700
¥20,000	JLOC Ltd., 0.456%, 2/16/16, CMO, FRN (a)(d)(e)	239,054
$1,074	JPMorgan Alternative Loan Trust, 7.00%, 12/25/35, CMO	166,018
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO (a)(d)(i),
2,000	0.728%, 7/15/19, FRN	1,922,908
1,500	5.273%, 5/15/41, VRN	1,055,482
	JPMorgan Mortgage Trust, CMO,
2,373	2.777%, 4/25/37, VRN (i)	1,481,215
207	5.50%, 1/25/36	182,746
328	5.50%, 6/25/37	292,119
719	5.558%, 5/25/36, VRN	538,318
	Luminent Mortgage Trust, CMO, FRN,
1,493	0.464%, 12/25/36	826,252
1,461	0.494%, 10/25/46 (i)	822,249

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2011 (unaudited) (continued)

Principal
Amount
(000s)		Value*
	MASTR Adjustable Rate Mortgage Trust, CMO, VRN,
$1,535	2.570%, 11/25/35 (a)(d)	$796,394
422	3.027%, 10/25/34	294,882
461	Merrill Lynch Alternative Note Asset, 0.364%, 1/25/37, CMO, FRN	123,379
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust,
	5.378%, 8/12/48, CMO (i)	1,038,593
334	MLCC Mortgage Investors, Inc., 1.996%, 10/25/35, CMO, FRN (i)	281,734
	Morgan Stanley Capital I, CMO,
500	5.202%, 11/14/42, VRN	355,067
100	5.379%, 8/13/42, VRN (a)(d)	47,140
1,415	5.569%, 12/15/44 (i)	1,491,997
1,200	Morgan Stanley Reremic Trust, zero coupon, 7/17/56, CMO, PO (a)(d)	1,008,000
492	Opteum Mortgage Acceptance Corp., 0.564%, 7/25/36, CMO, FRN	208,795
310	Provident Funding Mortgage Loan Trust, 2.658%, 10/25/35, CMO, FRN	232,499
3,000	RBSCF Trust, 6.068%, 2/17/51, CMO, VRN (a)(d)(i)	2,856,333
	Residential Accredit Loans, Inc., CMO,
666	3.090%, 12/26/34, VRN	424,256
1,688	3.822%, 1/25/36, VRN	852,738
1,090	6.00%, 9/25/35	707,677
784	6.00%, 8/25/36	489,716
244	Residential Asset Mortgage Products, Inc., 7.50%, 12/25/31, CMO	247,454
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
1,336	1.608%, 5/25/35, FRN	657,668
230	5.285%, 9/25/35, VRN	167,374
1,171	5.347%, 11/25/36, VRN (i)	804,630
1,329	5.451%, 4/25/36, VRN	929,749
922	5.547%, 1/25/36, VRN	613,370
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
733	0.524%, 2/25/36	364,082
646	0.574%, 2/25/36	313,715
871	Structured Asset Securities Corp., 0.444%, 5/25/36, CMO, FRN	500,394
377	Suntrust Adjustable Rate Mortgage Loan Trust,
	2.814%, 1/25/37, CMO, VRN	263,740
2,200	UBS Commercial Mortgage Trust,
	0.853%, 7/15/24, CMO, FRN (a)(d)	1,768,495
	Wachovia Bank Commercial Mortgage Trust, CMO,
1,020	4.982%, 2/15/35 (a)(d)	871,813
1,500	5.411%, 1/15/41, VRN (a)(d)	848,531
2,500	5.899%, 2/15/51, VRN (i)	2,672,781
	WaMu Mortgage Pass Through Certificates, CMO,
251	0.584%, 7/25/45, FRN	184,037
226	0.938%, 1/25/47, FRN	123,684
228	2.468%, 7/25/42, FRN	182,555
1,156	2.560%, 12/25/36, VRN (i)	747,417
946	2.610%, 2/25/37, VRN (i)	628,907
392	5.434%, 7/25/37, FRN	308,304
2,375	5.552%, 4/25/37, FRN	505,107
111	5.789%, 8/25/36, FRN	18,597
4,103	Washington Mutual Alternative Mortgage Pass Through Certificates,
	0.978%, 4/25/47, CMO, FRN	900,184
1,320	Wells Fargo Mortgage-Backed Securities Trust, 6.00%, 3/25/37, CMO (i)	1,101,219
1,000	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24, CMO (a)(d)	1,020,687
	Total Mortgage-Backed Securities (cost—$76,327,135)	81,829,892

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2011 (unaudited) (continued)

Principal
Amount
(000s)		Value*
CORPORATE BONDS & NOTES—57.0%
Airlines—3.3%
$904	Northwest Airlines, Inc., 1.229%, 11/20/15, FRN (MBIA) (i)	$822,770
	United Air Lines Pass Through Trust (i),
2,002	6.636%, 1/2/24	2,001,824
768	10.40%, 5/1/18	849,403
		3,673,997
Banking—9.2%
£100	Barclays Bank PLC, 14.00%, 6/15/19 (f)	176,266
€150	BPCE S.A., 9.25%, 4/22/15 (f)	131,528
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (i),
€1,000	6.875%, 3/19/20	1,110,442
$1,600	11.00%, 6/30/19 (a)(d)(f)	1,880,187
2,800	Discover Bank, 7.00%, 4/15/20 (i)	2,933,233
2,000	Lloyds TSB Bank PLC, 6.375%, 1/21/21 (i)	2,006,998
2,000	Regions Financial Corp., 7.75%, 11/10/14 (i)	2,030,000
		10,268,654
Financial Services—20.8%
	Ally Financial, Inc.,
31	6.00%, 3/15/19	25,358
9	6.10%, 9/15/19	7,365
45	6.15%, 3/15/16	41,149
60	6.25%, 4/15/19	50,127
98	6.30%, 8/15/19	82,975
7	6.35%, 4/15/16	6,382
10	6.35%, 4/15/19	8,546
23	6.50%, 10/15/16	21,036
10	6.55%, 12/15/19	8,567
12	6.60%, 8/15/16	11,107
29	6.65%, 6/15/18	25,296
10	6.65%, 10/15/18	8,548
29	6.70%, 6/15/18	25,018
29	6.75%, 8/15/16	26,918
10	6.75%, 9/15/16	9,288
3	6.75%, 6/15/17	2,753
56	6.75%, 3/15/18	49,073
5	6.75%, 7/15/18	4,391
20	6.75%, 9/15/18	17,318
3	6.75%, 6/15/19	2,566
18	6.85%, 4/15/16	16,726
19	6.85%, 7/15/16	17,594
37	6.85%, 5/15/18	33,001
2	6.875%, 8/15/16	1,855
18	6.875%, 7/15/18	15,767
30	6.90%, 6/15/17	27,262
50	6.90%, 7/15/18	43,984
5	6.90%, 8/15/18	4,456
8	6.95%, 6/15/17	7,251
18	7.00%, 1/15/17	16,424
28	7.00%, 6/15/17	25,563

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2011 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Financial Services (continued)
$60	7.00%, 7/15/17	$54,769
129	7.00%, 2/15/18	115,738
1	7.00%, 3/15/18	901
42	7.00%, 8/15/18	37,638
223	7.05%, 3/15/18 (i)	201,438
4	7.05%, 4/15/18	3,609
80	7.15%, 9/15/18	72,203
15	7.20%, 10/15/17	13,749
109	7.25%, 9/15/17	99,187
181	7.25%, 1/15/18	163,959
293	7.25%, 4/15/18	261,476
5	7.25%, 8/15/18	4,379
91	7.25%, 9/15/18	82,579
199	7.30%, 1/15/18	181,579
57	7.35%, 4/15/18	51,696
2	7.375%, 4/15/18	1,835
55	7.40%, 12/15/17	50,579
12	7.50%, 6/15/16	11,406
7	7.50%, 11/15/16	6,645
51	7.50%, 8/15/17	47,287
18	7.50%, 11/15/17	16,592
22	7.50%, 12/15/17	20,321
4	7.55%, 5/15/16	3,812
12	7.75%, 10/15/17	11,296
46	8.00%, 11/15/17	43,815
2	8.125%, 11/15/17	1,915
326	9.00%, 7/15/20 (i)	317,617
2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16 (f)(i)	1,431,000
	CIT Group, Inc. (i),
1,300	5.25%, 4/1/14 (a)(d)	1,301,625
454	7.00%, 5/1/15	455,082
756	7.00%, 5/1/16	756,959
1,058	7.00%, 5/1/17	1,059,745
1,200	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37) (i)	1,201,500
	Credit Agricole S.A. (f),
£450	5.136%, 2/24/16	391,356
£200	7.589%, 1/30/20	180,614
£200	8.125%, 10/26/19	200,337
	Ford Motor Credit Co. LLC (i),
$400	8.00%, 6/1/14	435,675
3,850	8.00%, 12/15/16	4,378,774
1,000	HSBC Finance Corp., 6.676%, 1/15/21 (i)	1,035,796
3,000	International Lease Finance Corp., 6.625%, 11/15/13 (i)	3,000,000
£100	LBG Capital No.2 PLC, 15.00%, 12/21/19	163,065
$980	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(i)	1,014,300
	SLM Corp.,
€200	1.756%, 6/17/13, FRN	247,098
$200	5.918%, 2/1/14, FRN	189,942
1,000	8.00%, 3/25/20 (i)	1,012,500
1,250	8.45%, 6/15/18 (i)	1,293,750
1,000	Stone Street Trust, 5.902%, 12/15/15 (a)(d)(i)	919,515
		23,190,317

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2011 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Healthcare & Hospitals—2.9%
$3,000	Biomet, Inc., 11.625%, 10/15/17 (i)	$3,270,000

Hotels/Gaming—1.1%
1,100	MGM Resorts International, 9.00%, 3/15/20	1,223,750

Insurance—6.0%
	American International Group, Inc. (i),
4,565	5.60%, 10/18/16	4,405,394
1,350	6.25%, 5/1/36	1,213,954
1,100	6.40%, 12/15/20	1,111,652
		6,731,000
Oil & Gas—6.3%
2,900	BP Capital Markets PLC, 4.75%, 3/10/19 (i)	3,225,052
357	Global Geophysical Services, Inc., 10.50%, 5/1/17 (i)	337,365
3,000	Quicksilver Resources, Inc., 11.75%, 1/1/16 (i)	3,420,000
		6,982,417
Real Estate Investment Trust—2.0%
2,000	SL Green Realty Corp., 7.75%, 3/15/20 (i)	2,196,202

Retail—2.4%
2,530	CVS Pass Through Trust, 5.88%, 1/10/28 (i)	2,616,304

Telecommunications—1.6%
2,000	Wind Acquisition Finance S.A., 11.75%, 7/15/17 (a)(d)(i)	1,800,000

Transportation—0.9%
1,075	Navios Maritime Holdings, Inc., 8.875%, 11/1/17 (i)	1,029,312

Utilities—0.5%
500	Energy Future Holdings Corp., 10.00%, 1/15/20 (i)	527,500
	Total Corporate Bonds & Notes (cost—$59,441,100)	63,509,453

U.S. GOVERNMENT AGENCY SECURITIES—11.9%
	Fannie Mae,
2,282	4.50%, 8/1/39, MBS (i)	2,430,914
1,981	4.50%, 10/1/39, MBS (i)	2,109,784
3,069	6.00%, 8/1/34, MBS (i)	3,416,628
982	6.00%, 12/1/34, MBS (i)	1,091,951
1,652	6.00%, 11/1/36, MBS (i)	1,832,850
407	6.00%, 12/1/37, MBS (i)	448,085
506	6.00%, 3/1/38, MBS (i)	557,374
179	7.00%, 12/25/23, CMO	217,488
115	7.50%, 6/1/32, MBS (i)	131,361
20	7.80%, 6/25/26, ABS, VRN	20,414
193	8.779%, 12/25/42, CMO, VRN (i)	223,147
591	13.763%, 8/25/22, CMO, FRN (b)	731,104
21	Freddie Mac, 7.00%, 8/15/23, CMO	24,394
	Total U.S. Government Agency Securities (cost—$12,403,951)	13,235,494

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2011 (unaudited) (continued)

Principal
Amount
(000s)		Value*
ASSET-BACKED SECURITIES—6.9%
$815	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a)(d)	$803,112
334	Ameriquest Mortgage Securities, Inc., 5.919%, 2/25/33, FRN	26,111
484	Bayview Financial Asset Trust, 1.244%, 12/25/39, FRN (a)(d)	320,204
1,584	Bombardier Capital Mortgage Securitization Corp.,
	7.83%, 6/15/30, VRN (i)	894,259
100	Carrington Mortgage Loan Trust, 0.444%, 8/25/36, FRN	31,142
377	Centex Home Equity, 0.744%, 6/25/35, FRN	252,082
	Citigroup Mortgage Loan Trust, Inc.,
337	0.454%, 1/25/37, FRN	130,289
1,045	5.972%, 1/25/37	521,521
	Countrywide Asset-Backed Certificates, FRN,
283	0.444%, 1/25/37	177,646
65	0.844%, 9/25/34 (a)(d)	49,307
225	Denver Arena Trust, 6.94%, 11/15/19 (a)(d)	228,551
365	EMC Mortgage Loan Trust, 0.764%, 5/25/39, FRN (a)(d)	301,710
445	Fifth Third Home Equity Loan Trust, 0.535%, 9/20/23, FRN	424,923
	Lehman XS Trust,
749	5.42%, 11/25/35	697,392
705	5.72%, 5/25/37	429,579
307	Long Beach Mortgage Loan Trust, 1.419%, 5/25/32, FRN	227,155
569	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	571,133
299	Morgan Stanley ABS Capital I, 0.354%, 5/25/37, FRN	253,812
163	Quest Trust, 0.414%, 8/25/36, FRN (a)(d)	143,010
	Residential Asset Mortgage Products, Inc.,
108	0.974%, 3/25/33, FRN	73,168
154	5.572%, 6/25/32, VRN	123,247
196	Residential Funding Securities LLC, 0.744%, 6/25/33, FRN (a)(d)	181,260
259	Soundview Home Equity Loan Trust, 0.354%, 11/25/36, FRN (a)(d)	74,081
971	Structured Asset Securities Corp., 0.594%, 6/25/35, FRN	579,791
279	Washington Mutual Asset-Backed Certificates, 0.354%, 10/25/36, FRN	189,939
	Total Asset-Backed Securities (cost—$7,608,481)	7,704,424

U.S. TREASURY OBLIGATIONS (g)—1.9%
2,000	U.S. Treasury Notes, 2.375%, 8/31/14 (cost—$2,103,455)	2,107,344

MUNICIPAL BONDS—1.2%
West Virginia—1.2%
1,880	Tobacco Settlement Finance Auth. Rev.,
	7.467%, 6/1/47, Ser. A (cost—$1,769,342)	1,360,255

Shares
CONVERTIBLE PREFERRED STOCK—0.4%
Electric Utilities—0.4%
8,600	PPL Corp., 9.50%, 7/1/13 (cost—$430,000)	480,138

Principal
Amount
(000s)
SENIOR LOANS (a)(c)—0.3%
Utilities—0.3%
$478	Texas Competitive Electric Holdings Co. LLC,
	4.776%, 10/10/17 (cost—$387,637)	304,516

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2011 (unaudited) (continued)

Principal
Amount
(000s)		Value*
SHORT-TERM INVESTMENTS—46.7%
U.S. Treasury Obligations (g)(j)—36.4%
$40,577	U.S. Treasury Bills,
	0.01%-0.066%, 1/5/12-6/28/12 (cost—$40,572,035)	$40,572,753

Corporate Notes—3.2%
Airlines—0.9%
1,000	American Airlines, Inc., 10.50%, 10/15/12 (l)	960,000

Financial Services—2.3%
193	Ally Financial, Inc., 7.25%, 8/15/12	191,875
2,300	Ford Motor Credit Co. LLC, 7.50%, 8/1/12 (i)	2,375,265
		2,567,140
	Total Corporate Notes (cost—$3,458,700)	3,527,140

Repurchase Agreements—7.1%
6,100	JPMorgan Securities, Inc., dated 12/30/11, 0.07%, due 1/3/12, proceeds $6,100,047; collateralized by Fannie Mae, 0.87%, due 9/12/14, valued at $6,240,808 including accrued interest	6,100,000
1,814	State Street Bank & Trust Co., dated 12/30/11, 0.01%, due 1/3/12, proceeds $1,814,002; collateralized by Federal Home Loan Bank, 0.22%, due 8/24/12, valued at $1,855,000 including accrued interest	1,814,000
	Total Repurchase Agreements (cost—$7,914,000)	7,914,000
	Total Short-Term Investments (cost—$51,944,735)	52,013,893

Contracts
(000s)
OPTIONS PURCHASED (h)—0.1%
	Put Options—0.1%
	S&P 500 Index Futures (CME),
155	strike price $1,150, expires 1/20/12 (cost—$659,148)	141,438

	Total Investments, before options written and securities sold short (cost—$213,074,984) (k)—199.9%	222,686,847

OPTIONS WRITTEN (h)—(1.7)%
	Call Options—(1.7)%
	S&P 500 Index Futures (CME),
155	strike price $1,215, expires 1/20/12 (premiums received—$1,317,500)	(1,929,750)

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

December 31, 2011 (unaudited) (continued)

Principal
Amount
(000s)		Value*
SECURITIES SOLD SHORT—(2.0)%
U.S. Treasury Obligations—(2.0)%
$2,000	U.S. Treasury Notes, 2.625%, 11/15/20 (proceeds received—$2,146,490)	$(2,152,812)

	Total Investments, net of options written and securities sold short (cost—$209,610,994) —196.2%	218,604,285
	Other liabilities in excess of other assets—(96.2)%	(107,186,582)
	Net Assets—100.0%	$111,417,703

Notes to Schedule of Investments:

*                      Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange-traded futures and options on futures are valued at the price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)               Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $36,136,200, representing 32.4% of net assets.

(b)              Illiquid.

(c)               These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on December 31, 2011.

(d)              144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)               Fair-Valued—Security with a value of $239,054, representing 0.2% of net assets.

(f)                 Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(g)              All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)              Non-income producing.

(i)                  All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.

(j)                  Rates reflect the effective yields at purchase date.

(k)               At December 31, 2011, the cost basis of portfolio securities (before options written and securities sold short), for federal income tax purposes was $213,515,771. Gross unrealized appreciation was $18,217,345; gross unrealized depreciation was $9,046,269 and net unrealized appreciation was $9,171,076. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

(l)                  In default.

Glossary:

ABS—Asset-Backed Securities

£—British Pound

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2011.

¥—Japanese Yen

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by Municipal Bond Investors Assurance

MBS—Mortgage-Backed Securities

PO—Principal Only

VRN—Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on December 31, 2011.

Other Investments:

(A)  Futures contracts outstanding at December 31, 2011:

		Market
		Value	Expiration	Unrealized
Type	Contracts	(000s)	Date	Appreciation
Long: E-mini S&P 500 Index	101	$6,326	3/16/12	$60,360
S&P 500 Index	137	42,901	3/15/12	799,385
				$859,745

At December 31, 2011, the Fund pledged cash collateral of $152,000 for futures contracts.

(B)  Transactions in options written for the nine months ended December 31, 2011:

	Contracts	Premiums
Options outstanding, March 31, 2011	220	$2,144,175
Options written	1,910	14,478,964
Options terminated in closing transactions	(1,755)	(14,316,182)
Options expired	(220)	(989,457)
Options outstanding, December 31, 2011	155	$1,317,500

(C) OTC credit default swap agreements:

Buy protection swap agreements outstanding at December 31, 2011:

							Upfront
Swap Counterparty/	Notional Amount	Credit		Termination	Payments	Market	Premiums	Unrealized
Referenced Debt Issuer	(000s) (1)	Spread		Date	Made	Value (2)	Paid	Appreciation
Citigroup:
CIFC	$1,000		†	10/20/20	(2.15)%	$380,952	—	$380,952
Goldman Sachs:
CIFC	478		†	10/20/20	(4.50)	186,540	—	186,540
TELOS	1,500		†	10/11/21	(5.00)	556,142	—	556,142
JPMorgan Chase:
Indymac Home Equity Loan	1,166		†	6/25/30	(0.45)	264,601	—	264,601
Morgan Stanley:
Aegis Asset Backed Securities Trust	1,272		†	6/25/34	(1.15)	746,744	—	746,744
						$2,134,979	—	$2,134,979

Sell protection swap agreements outstanding at December 31, 2011:

							Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit		Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s) (1)	Spread		Date	Received	Value (2)	Paid (Received)	(Depreciation)
Bank of America:
American International Group	$200	4.83%		12/20/20	1.00%	$(45,100)	$(41,055)	$(4,045)
Long Beach Mortgage Loan Trust	592		†	7/25/33	6.25	(457,913)	—	(457,913)
SLM	500	4.96		12/20/13	5.00	1,338	(70,000)	71,338
Citigroup:
General Electric	2,100	1.94		12/20/13	4.65	113,718	—	113,718
SLM	1,800	4.96		12/20/13	5.00	4,816	155,595	(150,779)
SLM	900	4.96		12/20/13	5.00	2,408	(141,750)	144,158
Deutsche Bank:
American International Group	2,000	3.39		3/20/13	2.10	(29,106)	—	(29,106)
General Electric	1,300	1.94		12/20/13	4.70	71,676	—	71,676
SLM	700	4.96		12/20/13	5.00	1,872	(98,000)	99,872
Morgan Stanley:
Indymac Home Equity Loan	1,167		†	6/25/30	1.82	(246,391)	—	(246,391)
Morgan Stanley Dean Witter	156		†	8/25/32	3.22	(150,391)	(2,931)	(147,460)
UBS:
Aegis Asset Backed Securities Trust	1,272		†	6/25/34	1.50	(745,165)	—	(745,165)
						$(1,478,238)	$(198,141)	$(1,280,097)

†                       Credit spread not quoted for asset-backed securities.

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a byuer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at December 31, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(D) Interest rate swap agreements outstanding at December 31, 2011:

OTC interest rate swaps:

			Rate Type			Upfront
	Notional Amount	Termination	Payments	Payments	Market	Premiums	Unrealized
Swap Counterparty	(000s)	Date	Made	Received	Value	Received	Appreciation
Morgan Stanley	$51,000	11/14/18	3-Month USD-LIBOR	1.75%	$544,092	$(48,000)	$592,092

Centrally cleared interest rate swaps:

			Rate Type			Unrealized
	Notional Amount	Termination	Payments	Payments	Market	Appreciation
Broker	(000s)	Date	Made	Received	Value	(Depreciation)
Barclays Bank (CME)	$80,000	6/17/29	3-Month USD-LIBOR	4.60%	$25,628,561	$4,758,316
Citigroup (CME)	3,400	11/14/18	3-Month USD-LIBOR	1.75	35,811	44,371
Citigroup (CME)	108,000	6/20/32	3-Month USD-LIBOR	2.75	(2,977,371)	(3,272,211)
Credit Suisse First Boston (CME)	54,000	6/20/17	3-Month USD-LIBOR	1.50	(269,904)	(306,624)
					$22,417,097	$1,223,852

CME—Chicago Mercantile Exchange

LIBOR—London Inter-Bank Offered Rate

(E) OTC Total return swap contracts outstanding at December 31, 2011:

Pay/Receive				Notional			Unrealized
Total Return				Amount	Maturity		Appreciation
on Reference Index	Index	# of Units	Floating Rate*	(000s)	Date	Counterparty	(Depreciation)
Receive	MSCI Daily Total Return EAFE	(501)	1-month USD-LIBOR minus 0.07%	$(2,016)	1/31/12	Merrill Lynch	$238,874
Receive	MSCI Daily Total Return EAFE	18,014	1-month USD-LIBOR minus 0.07%	72,501	1/31/12	Merrill Lynch	(8,587,379)
							$(8,348,505)

* Floating rate based upon predetermined notional amounts, which may be multiple of the number of units disclosed.

EAFE—Europe and Australia, Far East Equity Index

LIBOR—London Inter-Bank Offered Rate

MSCI—Morgan Stanley Capital International

(F)  Forward foreign currency contracts outstanding at December 31, 2011:

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	December 31, 2011	(Depreciation)
Purchased:
78,000 British Pound settling 1/4/12	Deutsche Bank	$121,118	$121,134	$16
700,000 British Pound settling 2/2/12	Goldman Sachs	1,096,459	1,086,829	(9,630)
2,331,000 British Pound settling 1/4/12	Royal Bank of Canada	3,650,346	3,620,043	(30,303)
423,000 Danish Krone settling 3/8/12	HSBC Bank	76,146	73,699	(2,447)
3,595,000 Euro settling 1/17/12	Barclays Bank	4,952,472	4,653,198	(299,274)
200,000 Euro settling 1/17/12	Deutsche Bank	278,640	258,871	(19,769)
1,237,000 Euro settling 1/4/12	Goldman Sachs	1,622,944	1,600,988	(21,956)
883,000 Hong Kong Dollar settling 2/16/12	Citigroup	113,351	113,707	356
400,000 Hong Kong Dollar settling 2/16/12	Credit Suisse First Boston	51,348	51,509	161
200,000 Hong Kong Dollar settling 2/16/12	UBS	25,686	25,755	69
34,550,000 Japanese Yen settling 1/13/12	Royal Bank of Canada	449,083	448,928	(155)
381,000 Norwegian Krone settling 3/8/12	Barclays Bank	65,760	63,556	(2,204)
1,659,000 Swedish Krona settling 3/8/12	Barclays Bank	244,505	240,322	(4,183)
Sold:
608,000 Australian Dollar settling 2/23/12	Citigroup	620,290	618,354	1,936
608,000 Australian Dollar settling 1/4/12	Morgan Stanley	611,800	621,863	(10,063)
941,000 British Pound settling 1/4/12	Barclays Bank	1,464,805	1,461,373	3,432
1,468,000 British Pound settling 1/4/12	Goldman Sachs	2,296,913	2,279,804	17,109
2,331,000 British Pound settling 2/2/12	Royal Bank of Canada	3,649,425	3,619,141	30,284
28,000 Euro settling 1/17/12	Barclays Bank	37,582	36,242	1,340
1,237,000 Euro settling 1/4/12	Credit Suisse First Boston	1,652,533	1,600,988	51,545
1,236,000 Euro settling 1/17/12	Credit Suisse First Boston	1,701,125	1,599,820	101,305
336,000 Euro settling 1/17/12	Deutsche Bank	453,924	434,902	19,022
1,237,000 Euro settling 2/2/12	Goldman Sachs	1,623,303	1,601,271	22,032
3,146,000 Euro settling 1/17/12	Royal Bank of Canada	4,311,357	4,072,034	239,323
138,066,000 Japanese Yen settling 1/13/12	Deutsche Bank	1,798,336	1,793,972	4,364
489,000 Swiss Franc settling 3/8/12	Barclays Bank	528,021	521,269	6,752
				$99,062

At December 31, 2011, the Fund held $2,830,000 in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(G) Open reverse repurchase agreements at December 31, 2011:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Barclays Bank	0.45%	12/7/11	1/10/12	$527,165	$527,000
	0.45	12/12/11	1/11/12	787,197	787,000
	0.45	12/14/11	1/17/12	2,660,599	2,660,000
	0.45	12/19/11	1/19/12	4,228,687	4,228,000
	0.60	11/23/11	1/23/12	2,497,622	2,496,000
	0.65	12/5/11	1/5/12	3,154,537	3,153,000
	0.65	12/8/11	1/11/12	2,763,197	2,762,000
	0.65	12/12/11	1/11/12	3,133,131	3,132,000
	0.65	12/12/11	1/12/12	209,075	209,000
	0.65	12/13/11	1/13/12	2,974,020	2,973,000
	0.65	12/14/11	1/17/12	5,146,672	5,145,000
	0.65	12/23/11	1/26/12	1,694,275	1,694,000
	0.85	12/19/11	3/21/12	4,923,511	4,922,000
	1.12	12/6/11	1/9/12	1,822,473	1,821,000
	1.26	11/30/11	1/5/12	620,694	620,000
	1.27	12/6/11	1/9/12	2,216,031	2,214,000
	1.27	12/7/11	1/10/12	248,219	248,000
	1.429	11/3/11	2/6/12	3,099,241	3,092,000
	1.535	12/19/11	1/24/12	1,395,773	1,395,000
	1.545	1/5/12	1/27/12	666,000	666,000
Citigroup	0.48	12/12/11	1/12/12	4,498,199	4,497,000
Credit Suisse	1.37	12/9/11	1/10/12	3,165,769	3,163,000
Deutsche Bank	(0.50)	12/19/11	12/19/13	2,894,477	2,895,000
	0.40	12/12/11	1/12/12	7,157,590	7,156,000
	0.68	11/23/11	2/23/12	3,108,288	3,106,000
	0.72	12/5/11	3/5/12	1,302,703	1,302,000
	0.75	12/1/11	1/5/12	687,444	687,000
	0.90	12/5/11	3/5/12	6,355,287	6,351,000
	0.90	12/7/11	3/8/12	2,603,626	2,602,000
	0.90	12/19/11	3/16/12	487,158	487,000
Greenwich Capital Markets	0.50	12/2/11	1/5/12	1,532,638	1,532,000
	0.50	12/8/11	1/11/12	965,322	965,000
	0.875	12/9/11	1/11/12	2,505,400	2,504,000
	0.901	8/2/11	1/6/12	952,610	949,000
	0.975	12/9/11	1/11/12	2,918,817	2,917,000
	1.001	8/2/11	1/6/12	4,311,142	4,293,000
	1.074	12/7/11	1/10/12	222,166	222,000
	1.077	12/14/11	1/13/12	1,309,705	1,309,000
	1.17	12/2/11	1/5/12	1,262,229	1,261,000
	1.27	12/2/11	1/5/12	3,246,432	3,243,000
	1.275	12/9/11	1/11/12	1,481,206	1,480,000
JPMorgan Chase	0.68	12/20/11	1/20/12	1,492,338	1,492,000
Morgan Stanley	1.10	12/9/11	2/15/12	1,195,725	1,148,647
Royal Bank of Scotland	1.195	1/5/12	1/25/12	1,260,000	1,260,000
	1.295	1/5/12	1/25/12	3,237,000	3,237,000
					$104,802,647

The weighted average daily balance of reverse repurchase agreements outstanding during the nine months ended December 31, 2011 was $110,969,370 at a weighted average interest rate of 0.64%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at December 31, 2011 was $110,998,031.

At December 31, 2011, the Fund held $224,568 and $400,000 in principal value of U.S. Treasury Bills and Corporate Bonds, respectively. Securities held as collateral will not be pledged and are not reflected in the Fund’s Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the nine months ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasuries are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given  maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared swaps are valued at the price determined by the relevant exchanges. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Total Return Swaps — OTC total Return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of OTC total return swaps are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at December 31, 2011 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Other Investments for more detail information on Investments in Securities and Other Financial Instruments):

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	12/31/11
Investments in Securities - Assets
Mortgage-Backed Securities	—	$80,582,838	$1,247,054	$81,829,892
Corporate Bonds & Notes:
Airlines	—	—	3,673,997	3,673,997
All Other	—	59,835,456	—	59,835,456
U.S. Government Agency Securities	—	13,235,494	—	13,235,494
Asset-Backed Securities	—	6,901,312	803,112	7,704,424
U.S. Treasury Obligations	—	2,107,344	—	2,107,344
Municipal Bonds	—	1,360,255	—	1,360,255
Convertible Preferred Stock	$480,138	—	—	480,138
Senior Loans	—	304,516	—	304,516
Short-Term Investments	—	52,013,893	—	52,013,893
Options Purchased:
Market Price	—	141,438	—	141,438
Total Investments in Securities - Assets	$480,138	$216,482,546	$5,724,163	$222,686,847
Investments in Securities - Liabilities
Options Written, at value:
Market Price	—	$(1,929,750)	—	$(1,929,750)
Securities Sold Short, at value	—	(2,152,812)	—	(2,152,812)
Total Investments in Securities - Liabilities	—	$(4,082,562)	—	$(4,082,562)
Other Financial Instruments* - Assets
Market Price	$859,745	$238,874	—	$1,098,619
Credit Contracts	—	2,254,789	$380,952	2,635,741
Foreign Exchange Contracts	—	499,046	—	499,046
Interest Rate Contracts	—	5,394,779	—	5,394,779
Total Other Financial Instruments* - Assets	$859,745	$8,387,488	$380,952	$9,628,185
Other Financial Instruments* - Liabilities
Market Price	—	$(8,587,379)	—	$(8,587,379)
Credit Contracts	—	(1,780,859)	—	(1,780,859)
Foreign Exchange Contracts	—	(399,984)	—	(399,984)
Interest Rate Contracts	—	(3,578,835)	—	(3,578,835)
Total Other Financial Instruments* - Liabilities	—	$(14,347,057)	—	$(14,347,057)
Total Investments	$1,339,883	$206,440,415	$6,105,115	$213,885,413

*Other financial instruments are derivatives not reflected in the Schedule of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the nine months ended December 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended December 31, 2011, was as follows:

						Net Change
	Beginning			Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance			Discounts	Realized	Appreciation/	into	out of	Balance
	3/31/11	Purchases	Sales	(Premiums)	Gain (Loss)	Depreciation	Level 3**	Level 3***	12/31/11
Investments in Securities - Assets
Mortgage-Backed Securities	$1,289,298	$966,000	$(137,859)	$(4,888)	$(4,296)	$(14,261)	$239,054	$(1,085,994)	$1,247,054
Corporate Bonds & Notes:
Airlines	4,249,287	—	(477,073)	31,274	24,002	(153,493)	—	—	3,673,997
Asset-Backed Securities	870,670	—	(64,123)	(63)	(92)	(3,280)	—	—	803,112
Total Investments in Securities - Assets	$6,409,255	$966,000	$(679,055)	$26,323	$19,614	$(171,034)	$239,054	$(1,085,994)	$5,724,163
Other Financial Instruments* - Assets
Credit Contracts	$148,209	—	—	—	—	$232,743	—	—	$380,952
Total Investments	$6,557,464	$966,000	$(679,055)	$26,323	$19,614	$61,709	$239,054	$(1,085,994)	$6,105,115

**Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.

***Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments and other financial instruments which the Fund held at December 31, 2011 was $(74,744) and $232,743, respectively.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)), as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Global StocksPLUS® & Income Fund

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: February 28, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: February 28, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 28, 2012